Exhibit 10(c)2

Georgia Power Company has requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Georgia Power Company has omitted such portions from this filing and filed them separately with the Securities and Exchange Commission. Such omissions are designated as “[***].”

AMENDMENT NO. 3

TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION
AGREEMENT

BETWEEN

GEORGIA POWER COMPANY, FOR ITSELF AND AS AGENT
FOR OGLETHORPE POWER CORPORATION (AN ELECTRIC
MEMBERSHIP CORPORATION), MUNICIPAL ELECTRIC
AUTHORITY OF GEORGIA AND THE CITY OF DALTON,
GEORGIA, ACTING BY AND THROUGH ITS BOARD OF WATER,
LIGHT AND SINKING FUND COMMISSIONERS, AS OWNERS

AND

A CONSORTIUM CONSISTING OF WESTINGHOUSE ELECTRIC
COMPANY LLC AND STONE & WEBSTER, INC., AS
CONTRACTOR

FOR
UNITS 3 & 4 AT THE VOGTLE ELECTRIC GENERATING PLANT
SITE

IN WAYNESBORO, GEORGIA

DATED AS OF APRIL 8, 2008

AMENDMENT NO. 3 TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

This AMENDMENT NO. 3 (the "Amendment") TO THE ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, dated April 8, 2008, as amended (the "Agreement") by and between GEORGIA POWER COMPANY, a Georgia corporation ("GPC"), acting for itself and as agent for OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation formed under the laws of the State of Georgia, MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public body corporate and politic and an instrumentality of the State of Georgia, and THE CITY OF DALTON, GEORGIA, an incorporated municipality in the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners (hereinafter referred to collectively as “Owners”), and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania ("Westinghouse"), and STONE & WEBSTER, INC. a Louisiana corporation having a place of business in Charlotte, North Carolina ("Stone & Webster") (hereinafter referred to collectively as "Contractor"), is entered into as of the 22nd day of February 2010.

RECITALS

WHEREAS, Owners and Contractor entered into the Agreement, as of April 8, 2008, to provide for, among other things, the design, engineering, procurement, installation, construction and technical support of start-up and testing of equipment, materials and structures comprising the Facility;

WHEREAS, the original Agreement incorporated the [***] Contract Price;

WHEREAS, in order to resolve a dispute with respect to [***], the Parties now desire to amend the Agreement to remove and replace [***];

WHEREAS, the Parties further desire to re-allocate among the Consortium Members the existing Milestone Payments for certain structural modules, as described herein; and

WHEREAS, the Parties agree that, with the exception of the changes expressly stated herein, this Amendment will not change the terms and conditions of the Agreement;

NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

1.	Contractor hereby agrees and represents that this Amendment shall not cause, directly or indirectly, any delay in the Project Schedule [***].

2.
This Amendment shall not be effective until the Georgia Public Service Commission (GPSC) has taken any requisite action to approve this Amendment and such action is final and not subject to further judicial review or appeal.  The Owners shall provide prompt written notice to Contractor of such final action.  Notwithstanding the foregoing, the GPSC approval pertains to those provisions of this Amendment No. 3 that amend the Agreement to remove and replace [***].

3.	Article 1 – Definitions. The definitions of [***] are hereby deleted in their entirety.

4.	Section 7.2 – [***]. This section is hereby deleted in its entirety, and will be replaced with the word “Reserved” within both the body of the Agreement and the table of contents of the Agreement.

5.	Section 19.7 – Procedures for Disclosure to Related Party Recipients. The reference to “Section 7.2” is hereby deleted in its entirety.

6.	Exhibit F – Payment Schedules. Section F.2, ”[***] Price Payments,” is hereby amended as follows.

a.	Tables F.2.1, F.2.2 and F.2.3 are hereby amended to [***], as shown in Attachments A, B and C hereto.

b.	Tables F.2.1 and F.2.3 are hereby amended to [***], as shown in Attachments A and C hereto.

c.
For the avoidance of doubt, Tables F.2.1, F.2.2 and F.2.3 are hereby deleted in their entirety and replaced with the new Tables F.2.1, F.2.2 and F.2.3, which reflect the revisions noted in this Section 6, subsections (a) and (b), above, and are attached hereto as Attachments A, B and C, respectively.

7.
Exhibit J – Price Adjustment Provisions.  Exhibit J of this Agreement is hereby deleted in its entirety and replaced with the new Exhibit J, which reflects the revisions noted above and is attached hereto as Attachment D.

8.	Miscellaneous.

8.1	Capitalized terms used herein and not defined herein have the meanings assigned in the Agreement.

8.2
This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions, and covenants contained in the Agreement, except as herein modified, shall be and shall remain in full force and effect.  The Parties hereto agree that they are bound by the terms, conditions and covenants of the Agreement as amended hereby.

8.3	This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

8.4	The validity, interpretation, and performance of this Amendment and each of its provisions shall be governed by the laws of the State of Georgia.

8.5	Except as expressly provided for in this Amendment, all other Articles, Sections and Exhibits of and to the Agreement remain unchanged.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

WESTINGHOUSE ELECTRIC COMPANY LLC

By:/s/Aris Candris
Name: Aris Candris
Title: President and Chief Executive Officer

Attest:  /s/ Lisa Campagna
Its: Assistant General Counsel
(CORPORATE SEAL)

STONE & WEBSTER, INC.

By: /s/Alan Beckman
Name: Alan Beckman
Title: VEGP 3&4 Project Director

Attest: /s/Jason Dunaway
Its: Prime Contract Manager
(CORPORATE SEAL)

GEORGIA POWER COMPANY, as an Owner
and as agent for the other Owners

By: /s/ Joseph A. Miller
Name: Joseph A. Miller
Title: Executive Vice President

Attest: /s/ Daniel Lowery
Its:  Corporate Secretary
(CORPORATE SEAL)

Attachment A to Amendment No. 3 to EPC Agreement (April 8, 2008)

F.2.1           [***] Milestone Base Payments

[***](1)

__________________________
(1)  10 page schedule.

Attachment B to Amendment No. 3 to EPC Agreement (April 8, 2008)

F.2.2           [***] Payments

[***](1)

________________________
(1)  2 page schedule.

Attachment C to Amendment No. 3 to EPC Agreement (April 8, 2008)

F.2.3           [***] Milestone Payments

[***](1)

____________________________
(1)  36 page schedule.

Attachment D to Amendment No. 3 to EPC Agreement (April 8, 2008)

Exhibit J
Price Adjustment Provisions

[***](1)

____________________________
(1)  15 page schedule.